Exhibit 99.1

Activity highlights

DEXIA

Public/Project Finance & Credit Enhancement

Credit enhancement (FSA)

Gross present value originations
(M US$)
+ 1.5 %
692
31
49
105
138
369
710
53
52
97
185
323
721
72
54
79
171
345
9M 2003
9M 2004
9M 2005

Net par outstanding
(Bn US$)
+ 4.8 %
290
3
37
6
84
160
336
7
40
7
100
182
352
13
33
10
87
209
30/09/03
30/09/04
30/09/05

- Investments products
- International ABS
- International Muni
- U.S. ABS
- U.S. Muni

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Activity highlights	[LOGO]

Public/Project Finance & Credit Enhancement

Credit enhancement (FSA)

Gross present value originations	Net par outstanding

[CHART]	[CHART]

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